SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT (this “Amendment”), dated as of January 11, 2017, to the Term Loan Credit Agreement dated as of June 30, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Horizon Global Corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrower requests that the Lenders agree to certain amendments to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1.DEFINITIONS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.
SECTION 2.AMENDMENTS. On the Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The cover page of the Credit Agreement is hereby amended by deleting the phrase “No. 1” and substituting in lieu thereof the phrase “No. 2”.
(b)    The definition of “Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by adding the following clause immediately before the period at the end thereof:
“, but excluding any debt securities convertible into or referencing any of the foregoing”
(c)    The definition of “Hedging Agreement” in Section 1.01 of the Credit Agreement is hereby amended by (x) adding “(i)” immediately before the phrase “interest rate protection agreement” and (y) adding the following clause immediately before the period at the end thereof:
“, (ii) Permitted Bond Hedge Transactions and (iii) Permitted Warrant Transactions”
(d)    The definition of “Material Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“For the avoidance of doubt, the term “Material Indebtedness” shall not include any obligations under any Permitted Warrant Transaction.”
(e)    The definition of “Permitted Joint Venture and Foreign Subsidiary Investments” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

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“Permitted Joint Venture and Foreign Subsidiary Investments” means investments by the Borrower or any Subsidiary in the Equity Interests of (a) any Person that is not a Subsidiary or (b) any Person that is a Foreign Subsidiary, in an aggregate amount not to exceed $75,000,000 (provided that such amount shall be increased to $100,000,000 so long as the Net Leverage Ratio (calculated on a pro forma basis after giving effect to such investment and any related incurrence or repayment of Indebtedness) is less than 3.25 to 1.00).
(f)    The definition of “Synthetic Purchase Agreement” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“For the avoidance of doubt, the term “Synthetic Purchase Agreement” shall not include any agreement, indenture or other document governing any Permitted Bond Hedge Transaction, Permitted Convertible Indebtedness or Permitted Warrant Transaction.”
(g)    Section 1.01 of the Credit Agreement is hereby amended to include the following definitions in appropriate alphabetical order:
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) purchased by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness; provided, that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Permitted Convertible Indebtedness issued in connection with such Permitted Bond Hedge Transaction.
“Permitted Convertible Indebtedness” means senior, unsecured Indebtedness of the Borrower that is convertible into shares of common stock of the Borrower (or other securities or property following a merger event or other change of the common stock of the Borrower) (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock or such other securities).
“Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) and/or cash (in an amount determined by reference to the price of such common stock) sold by the Borrower substantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction.
(h)    Section 6.01(a) of the Credit Agreement is hereby amended by amending and restating in its entirety clause (xiii) thereof:
“(xiii) secured Indebtedness in an aggregate amount not exceeding $50,000,000 at any time outstanding, in each case in respect of Indebtedness of Foreign Subsidiaries;”
(i)    Section 6.01(a) of the Credit Agreement is hereby amended by (x) deleting the “and” at the end of clause (xxi) thereof, (y) deleting the period at the end of clause (xxii) thereof

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and substituting in lieu thereof “; and” and (z) adding the following as a new clause (xxiii) thereof:
“(xxiii)    any Permitted Convertible Indebtedness and replacements or refinancings thereof in an aggregate principal amount not to exceed $125 million at the time of issuance; provided that (i) no Default or Event of Default has occurred and is continuing at the time of issuance of such Indebtedness and (ii) at the time of issuance of such Indebtedness, after giving effect to the incurrence of such Indebtedness (as if such Indebtedness had been incurred on the last day of the most recently completed fiscal quarter of the Borrower ending prior to such date), the Borrower is in pro forma compliance with the covenant set forth in Section 6.13.”
(j)    Section 6.07 of the Credit Agreement is hereby amended by (x) adding “(a)” immediately before the second instance of the phrase “Hedging Agreements” and (y) adding the following clause immediately before the period at the end thereof:
“, (b) any Permitted Bond Hedge Transaction and (c) any Permitted Warrant Transaction”
(k)    Section 6.08(a) of the Credit Agreement is hereby amended by (x) deleting the “and” at the end of clause (viii) thereof, (y) deleting the period at the end of clause (ix) thereof and substituting in lieu thereof “;” and (z) adding the following as new clauses (x), (xi) and (xii) thereof:
“(x)    the Borrower may make any Restricted Payments and/or payments or deliveries in shares of common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) (and cash in lieu of fractional shares) and/or cash required by the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal there-on, making payments due upon required repurchase thereof and/or making payments and deliveries due upon conversion thereof);
(xi)    the Borrower may pay the premium in respect of, and otherwise perform its obligations under, any Permitted Bond Hedge Transaction; and
(xii)    the Borrower may make any Restricted Payments and/or payments or deliveries required by the terms of, and otherwise perform its obligations under, any Permitted Warrant Transaction (including, without limitation, making payments and/or deliveries due upon exercise and settlement or termination thereof).”
(l)    Section 6.08(b) of the Credit Agreement is hereby amended by (x) deleting the “and” at the end of clause (vi) thereof, (y) deleting the period at the end of clause (vii) thereof and substituting in lieu thereof “;” and (z) adding the following as new clauses (viii) and (ix):
“(viii)    the Borrower may make any payments or deliveries in shares of common stock (or other securities or property following a merger event or other change of the common stock of the Borrower) (and cash in lieu of fractional shares) and/or cash required by the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including, without limitation, making payments of interest and principal there-on, making payments due upon required repurchase thereof and/or making payments and deliveries due upon conversion thereof); and

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(ix)    the purchase of any Permitted Bond Hedge Transaction by the Borrower and the performance of its obligations thereunder.”
(m)    Clause (g) of Article VII of the Credit Agreement is hereby amended by adding the following clause at the end thereof:
“provided further that this clause (g) shall not apply to any Permitted Convertible Indebtedness to the extent such event or condition occurs as a result of (x) the satisfaction of a conversion contingency, (y) the exercise by a holder of Permitted Convertible Indebtedness of a conversion right resulting from the satisfaction of a conversion contingency or (z) a required repurchase under such Permitted Convertible Indebtedness;”
SECTION 3.    CONDITIONS PRECEDENT TO EFFECTIVENESS. This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:
(a)    Execution and Delivery. The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrower and (ii) the Required Lenders.
(b)    No Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.
(c)    Representations and Warranties. As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 5 shall be true and correct in all material respects.
(d)    Consent Fee. The Borrower shall have paid each Lender signing this Amendment a consent fee equal to the amount required to be paid to each such Lender pursuant to that certain Fee Letter, dated as of January 4, 2017, between JPMorgan Chase Bank, N.A. and the Borrower.
For the purpose of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3.
SECTION 4.    REPRESENTATIONS AND WARRANTIES. In order to induce the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Required Lenders that (a) this Amendment has been duly authorized by all necessary organizational actions and, if required, actions by equity holders of the Borrower and (b) this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 5.    CONTINUING EFFECT. Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties

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that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Amendment.
SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 7.    SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.
SECTION 8.    ENTIRE AGREEMENT. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents, the Lenders and the Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.
SECTION 9.    LOAN DOCUMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
SECTION 10.    COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.
SECTION 11.    HEADINGS. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.
HORIZON GLOBAL CORPORATION,
as the Borrower

By:    /s/ David G. Rice
Name: David G. Rice
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:    /s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

West CLO 2014-2 Ltd.,
as a Lender

By:    /s/ Joanne Willars
Name: Joanna Willars
Title: Vice President, Analyst

AMMC CLO 16, LIMITED,
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By:    /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO 19, LIMITED,
as a Lender
By: American Money Management Corp.,
as Collateral Manager

By:    /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

AMMC CLO XI, LIMITED,
as a Lender
By: American Money Management Corp., as
Collateral Manager

By:    /s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

JFIN CLO 2013 LTD,
By: Apex Credit Partners LLC, as Portfolio Manager
as a Lender
By:    /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

JFIN CLO 2014 LTD,
By: Apex Credit Partners LLC, as Portfolio Manager
as a Lender

By:    /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

JFIN CLO 2014-II LTD,
By: Apex Credit Partners LLC, as Portfolio Manager
as a Lender

By:    /s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

ARROWOOD INDEMNITY COMPANY
ARROWOOD INDEMNITY COMPANY AS
ADMINISTRATOR OF THE PENSION PLAN OF
ARROWOOD INDEMNITY COMPANY
BEL-AIR FUND LLC,
each as a Lender
By: Barings LLC as Investment Adviser

By:    /s/ Michael Best
Name: Michael Best
Title: Director

BABSON CLO LTD. 2012-II
BABSON CLO LTD. 2013-I
BABSON CLO LTD. 2013-II
BABSON CLO LTD. 2014-I
BABSON CLO LTD. 2014-II
BABSON CLO LTD. 2014-III
BABSON CLO LTD. 2015-I
BABSON CLO LTD. 2015-II
BABSON CLO LTD. 2016-I
BABSON CLO LTD. 2016-II
BABSON CLO LTD. 2016-III

each as a Lender
By: Barings LLC as Collateral Manager

By:    /s/ Michael Best
Name: Michael Best
Title: Director

BARINGS GLOBAL MULTI-CREDIT STRATEGY 2
LIMITED,
as a Lender
By: Barings LLC as Sub-Investment Manager

By:    /s/ Michael Best
Name: Michael Best
Title: Director

Saranac CLO I Limited,
as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:    /s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

Saranac CLO II Limited,
as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:    /s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

Saranac CLO III Limited,
as a Lender
By: Canaras Capital Management, LLC
As Sub-Investment Adviser

By:    /s/ Marc McAfee
Name: Marc McAfee
Title: Analyst

CBAM Funding 2016-1 LLC,
as a Lender

By:    /s/ John Garret
Name: John Garret

Title: Managing Director

Citizens Bank N.A.,
as a Lender

By:    /s/ Daniel Alfred
Name: Daniel Alfred
Title: Vice President

Cent CLO 16 L.P.,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 17 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 18 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC As Collateral Manager

By:    /s/ Steven B.Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 19 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 20 Limited,
as a Lender

By: Columbia Management Investment Advisers,
LLC As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 21 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 22 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 23 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Cent CLO 24 Limited,
as a Lender
By: Columbia Management Investment Advisers,
LLC
As Collateral Manager

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Columbia Floating Rate Fund, a series of Columbia
Funds Series Trust II,

as a Lender

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Columbia Strategic Income Fund, a series of
Columbia Funds Series Trust I,
as a Lender

By:    /s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

ATRIUM VIII
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

ATRIUM IX
By: Credit Suisse Asset Management, LLC, as portfolio
manager
as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

ATRIUM X
By: Credit Suisse Asset Management, LLC, as portfolio
manager
as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

ATRIUM XI
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman

Title: Authorized Signatory

ATRIUM XII
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC, or Credit
Suisse Asset Management Limited, each as
Co-Investment Adviser to Credit Suisse Fund
Management S.A., management company for
Credit Suisse Nova (LUX)
as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By: Credit Suisse Asset Management, LLC, as Investment Advisor
as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING X, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XI, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman

Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager
As a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XVI, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XVII, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XVIII, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XIX, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XX, LTD.
MADISON PARK FUNDING XXI, LTD.
MADISON PARK FUNDING XXII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

KP FIXED INCOME FUND
By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund
as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XIII, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager as a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

MADISON PARK FUNDING XXIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager
As a Lender

By:    /s/ Ilan Friedman
Name: Ilan Friedman
Title: Authorized Signatory

Cutwater 2014-I, Ltd.
as a Lender

By:    /s/ John Bluemke
Name: John Bluemke
Title: Authorized Signatory

Cutwater 2014-II, Ltd.
as a Lender

By:    /s/ John Bluemke
Name: John Bluemke
Title: Authorized Signatory

Cutwater 2015-I, Ltd.
as a Lender

By:    /s/ John Bluemke
Name: John Bluemke
Title: Authorized Signatory

Vibrant CLO II, Ltd.
as a Lender
By: DFG Investment Advisers, Inc., as Portfolio Manager

By:    /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

Vibrant CLO III, Ltd.
as a Lender
By: DFG Investment Advisers, Inc.

By:    /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

Vibrant CLO IV, Ltd.
as a Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:    /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

Vibrant CLO V, Ltd.
as a Lender
By: DFG Investment Advisers, Inc., as Collateral Manager

By:    /s/ Roberta Goss
Name: Roberta Goss
Title: Managing Director

JMP CREDIT ADVISORS CLO III LTD.,
as a Lender
By: JMP Credit Advisors LLC, as Attorney-in-Fact

By:    /s/ Christopher R. Belamy
Name: Christopher R. Belamy
Title: Director

JMP CREDIT ADVISORS CLO II LTD.,
as a Lender
By: JMP Credit Advisors LLC, as Attorney-in-Fact

By:    /s/ Christopher R. Belamy
Name: Christopher R. Belamy
Title: Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

LCM XII Limited Partnership
By: LCM Asset Management LLC,
as Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XIII Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XIV Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XV Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XVI Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XVIII Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XIX Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XX Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XXI Limited Partnership
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

LCM XXII Ltd.
By: LCM Asset Management LLC,
As Collateral Manager
as a Lender

By:    /s/ Alexander B. Kenna
Name: Alexander B. Kenna
Title:

CONTINENTAL CASUALTY COMPANY,
as a Lender

By:    /s/ Lynne Gugenheim
Name: Lynne Guganheim
Title: Senior Vice President and
Deputy General Counsel

Mackenzie Floating Rate Income ETF
Mackenzie Core Plus Global Fixed Income ETF
Mackenzie Unconstrained Bond ETF
as a Lender

By:    /s/ Movin Mokbel

Name: Movin Mokbel
Title: VP Investments

By: /s/ Felix Wong
Name: Felix Wong
Title: VP Investments

MAIN STREET CAPITAL CORPORATION,
as a Lender

By:    /s/ Nick Meserve
Name: Nick Meserve
Title: Managing Director

HMS FUNDING I LLC
as a Lender
By: HMS Income Fund, Inc.
Its Designated Manager

By:    /s/ Alejandro Palomo
Name: Alejandro Palomo
Title: Authorized Agent

VENTURE XV CLO, Limited
as a Lender
By: its investment advsor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XVI CLO, Limited
as a Lender
By: Its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XVII CLO Limited,
as a Lender
By: its investment advisor, MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XVIII CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XI CLO, Limited
as a Lender
By: its investment advisor, MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XII CLO, Limited
as a Lender
By: its investment advisor,
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XIII CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XIV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XIX CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XX CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XXI CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XXIII CLO, Limited
as a Lender
By: its investment advisor MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XXIV CLO, Limited
as a Lender
By: its investment advisor
MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

VENTURE XXV CLO, Limited
as a Lender
By: its investment Advisor, MJX Asset Management LLC

By:    /s/ Frederick Taylor
Name: Frederick Taylor
Title: Managing Director

Monroe Capital BSL CLO 2015-1, Ltd.

By: Monroe Capital Management LLC, as Collateral Manager and Attorney-in-Fact

By:    /s/ Alex Parmacek
Name: Alex Parmacek
Title: Assistant Vice President

Arch Street CLO, Ltd.,
as a Lender

By:    /s/ Scott D’Orsi
Name: Scott D’Orsi
Title: Portfolio Manager

OZLM FUNDING III, LTD., as Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM FUNDING IV, LTD., as Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM FUNDING V, LTD., as Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM VI, LTD., as Lender
By: Och-Ziff Loan Management LP, its asset manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM VII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM VIII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM IX, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM XI, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM XII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

OZLM XIII, LTD., as Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:    /s/ Wayne Cohen
Name: Wayne Cohen
Title: Chief Operating Officer

Dryden XXIV Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden XXV Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden XXVI Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden XXVIII Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 30 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 31 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 33 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 34 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 36 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 37 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 38 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 40 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 41 Senior Loan Fund, as a Lender

By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 42 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 43 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 45 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 47 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Dryden 49 Senior Loan Fund, as a Lender
By: PGIM, Inc., as Collateral Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Internationale Kapitalanlagegesellschaft mbH for
account of GOTH LOANS, as a Lender
By: PGIM, Inc., as Fund Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Prudential Investment Portfolios, Inc. 14 - Prudential

Floating Rate Income Fund, as a Lender
By: PGIM, Inc., as Investment Advisor

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender
By: PGIM, Inc., as Investment Advisor

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Pramerica Global Loan Opportunities Limited,
as a Lender By: PGIM, Inc., as Investment Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Pramerica Loan Opportunities Limited, as a Lender
By: PGIM, Inc., as Investment Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Leveraged Loan (JPY hedged) fund a Series Trust
Of Cayman World Invest Trust, as a Lender
By: PGIM, Inc., as Investment Manager

By:    /s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Ascension Alpha Fund, LLC
as a Lender
By: Pioneer Institutional Asset Management, Inc.,
As its adviser

By:    /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Ascension Health Master Pension Trust
as a Lender

By: Pioneer Institutional Asset Management, Inc.,
As its adviser

By:    /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Pioneer Floating Rate Fund
As a Lender
By: Pioneer Investment Management, Inc.,
As its adviser

By:    /s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Steele Creek CLO 2014-1, LTD.,
as a Lender
By: Steele Creek Investment Management, LLC

By:    /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

Steele Creek CLO 2015-1, LTD.,
as a Lender

By:    /s/ Will Farr
Name: Will Farr
Title: Senior Research Analyst

Steele Creek CLO 2016-1, LTD.,
as a Lender

By:    /s/ Will Farr
Name: Margaret C. Begley
Title: Senior Research Analyst

BayCity Senior Loan Master Fund, LTD.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

California Street CLO XI, Limited Partnership,
as a Lender

By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

California Street CLO XII, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

Nuveen Floating Rate Income Fund,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

Nuveen Floating Rate Income Opportunity Fund,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

Nuveen Senior Income Fund,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

SCOF-2 LTD.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

SSF-1 LLC,
As a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: portfolio manager

Symphony CLO XIV, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Symphony CLO XV, Ltd..
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Symphony CLO XVI, Ltd.,
as a Lender
By: Symphony Asset Management LLC
As a Lender

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Symphony CLO XVII, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Symphony CLO XVIII, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

TCI Symphony CLO 2016-1, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By:    /s/ Scott Caraher

Name: Scott Caraher
Title: Portfolio Manager

Crown Point CLO II Ltd.,
as a Lender

By:    /s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager

Crown Point CLO III Ltd.,
as a Lender
By: Valcour Capital Management LLC, as its
Collateral Manager

By:    /s/ John D’Angelo
Name: John D’Angelo
Title: Sr. Portfolio Manager